                                                                     EXHIBIT 4.1


================================================================================

                        NATIONAL COMMERCE BANCORPORATION
                                   as Issuer





                                   INDENTURE

                           Dated as of March 27, 1997




                              THE BANK OF NEW YORK
                                   as Trustee





                          SUBORDINATED DEBT SECURITIES


================================================================================

                                   TIE-SHEET

of provisions of Trust Indenture Act of 1939 with Indenture dated as of March 27, 1997 between National Commerce Bancorporation, as Issuer, and The Bank of New York, as Trustee:

ACT SECTION                                                                 INDENTURE SECTION
310(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.09
310(a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.09
310(a)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
310(a)(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
310(a)(5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.09
310(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.08; 6.10(a)(b) and (d)
310(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
311(a) and (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.13
311(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
312(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.01; 4.02(a)
312(b) and (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.02(b) and (c)
313(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.04(a)
313(b)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
313(b)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.04(a)
313(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.04(a)
313(d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.04(b)
314(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4.03
314(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
314(c)(1) and (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13.06
314(c)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
314(d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
314(e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13.06
314(f)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
315(a)(c) and (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.01
315(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.08
315(e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.09
316(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.01; 5.07
316(a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    N.A.
316(a) last sentence  . . . . . . . . . . . . . . . . . . . . . . . . . .    7.04
316(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.04
317(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.02
317(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3.04(a)
318(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13.08


THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Recitals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Authorization of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Compliance with Legal Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Purpose of and Consideration for Indenture  . . . . . . . . . . . . . . . . . . . . . . . .  1

                                      ARTICLE I
                                     DEFINITIONS

SECTION 1.01.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
               -----------
     Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Authenticating Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Bankruptcy Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Board of Directors   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Board Resolution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Business Day   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Capital Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Capital Securities Guarantee   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Common Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Common Securities Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Debt Security or Debt Securities   . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Debt Security Register   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Declaration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Depositary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Event of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Exchange Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Global Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Institutional Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     National Commerce Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Mortgage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Opinion of Counsel   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Original Issue Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Original Issue Discount Security   . . . . . . . . . . . . . . . . . . . . . . . . . .  4

     outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Person   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Predecessor Security   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Principal Office of the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Securityholder, holder of Debt Securities  . . . . . . . . . . . . . . . . . . . . . .  6
     Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Subsidiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Trust Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Yield to Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

                                          ARTICLE II
                                        DEBT SECURITIES

SECTION 2.01.  Forms Generally. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
               ---------------
SECTION 2.02.  Form of Trustee's Certificate of Authentication. . . . . . . . . . . . . . . 8
               -----------------------------------------------
SECTION 2.03.  Amount Unlimited; Issuable in Series.  . . . . . . . . . . . . . . . . . . . 8
               ------------------------------------
SECTION 2.04.  Authentication and Dating. . . . . . . . . . . . . . . . . . . . . . . . . . 10
               -------------------------
SECTION 2.05.  Date and Denomination of Debt Securities.  . . . . . . . . . . . . . . . . . 11
               ----------------------------------------
SECTION 2.06.  Execution of Debt Securities.  . . . . . . . . . . . . . . . . . . . . . . . 13
               ----------------------------
SECTION 2.07.  Exchange and Registration of Transfer of Debt Securities.  . . . . . . . . . 13
               --------------------------------------------------------
SECTION 2.08.  Mutilated, Destroyed, Lost or Stolen Debt Securities.  . . . . . . . . . . . 15
               ----------------------------------------------------
SECTION 2.09.  Temporary Debt Securities. . . . . . . . . . . . . . . . . . . . . . . . . . 16
               -------------------------
SECTION 2.10.  Cancellation of Debt Securities Paid, etc. . . . . . . . . . . . . . . . . . 17
               -----------------------------------------
SECTION 2.11.  Global Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
               -----------------
SECTION 2.12.  CUSIP Numbers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
               -------------

                                             ARTICLE III
                                    PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01.  Payment of Principal, Premium and Interest.  . . . . . . . . . . . . . . . . 18
               ------------------------------------------
SECTION 3.02.  Offices for Notices and Payments, etc. . . . . . . . . . . . . . . . . . . . 19
               -------------------------------------
SECTION 3.03.  Appointments to Fill Vacancies in Trustee's Office.  . . . . . . . . . . . . 19
               --------------------------------------------------
SECTION 3.04.  Provision as to Paying Agent.  . . . . . . . . . . . . . . . . . . . . . . . 19
               ----------------------------
SECTION 3.05.  Certificate to Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . 20
               ----------------------
SECTION 3.06.  Compliance with Consolidation Provisions.  . . . . . . . . . . . . . . . . . 21
               ----------------------------------------
SECTION 3.07.  Limitation on Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . 21
               -----------------------
SECTION 3.08.  Covenants as to National Commerce Trusts.  . . . . . . . . . . . . . . . . . 21
               ----------------------------------------
SECTION 3.09.  Calculation of Original Issue Discount.  . . . . . . . . . . . . . . . . . . 22
               --------------------------------------

                                         ARTICLE IV
                 SECURITYHOLDERS' LISTS AND REPORTS  BY THE COMPANY AND THE
                                          TRUSTEE

SECTION 4.01.  Securityholders' Lists.  . . . . . . . . . . . . . . . . . . . . . . . . . . 22
               ----------------------
SECTION 4.02.  Preservation and Disclosure of Lists.  . . . . . . . . . . . . . . . . . . . 22
               ------------------------------------
SECTION 4.03.  [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
SECTION 4.04.  Reports by the Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . 24
               ----------------------
SECTION 4.05.  Reports by the Company.  . . . . . . . . . . . . . . . . . . . . . . . . . . 24
               ----------------------
SECTION 4.06.  Statement as to Compliance.  . . . . . . . . . . . . . . . . . . . . . . . . 25
               --------------------------
SECTION 4.07.  Statement by Officers as to Default. . . . . . . . . . . . . . . . . . . . . 25
               -----------------------------------

                                               ARTICLE V
                    REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS UPON AN EVENT OF
                                               DEFAULT

SECTION 5.01.  Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
               -----------------
SECTION 5.02.  Payment of Debt Securities on Default; Suit Therefor.  . . . . . . . . . . . 27
               ----------------------------------------------------
SECTION 5.03.  Application of Moneys Collected by Trustee.  . . . . . . . . . . . . . . . . 29
               ------------------------------------------
SECTION 5.04.  Proceedings by Securityholders.  . . . . . . . . . . . . . . . . . . . . . . 29
               ------------------------------
SECTION 5.05.  Proceedings by Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . 30
               ----------------------
SECTION 5.06.  Remedies Cumulative and Continuing.  . . . . . . . . . . . . . . . . . . . . 30
               ----------------------------------
SECTION 5.07.  Direction of Proceedings and Waiver of Defaults by Majority of
               --------------------------------------------------------------
                  Securityholders.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                  ---------------
SECTION 5.08.  Notice of Defaults.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
               ------------------
SECTION 5.09.  Undertaking to Pay Costs.  . . . . . . . . . . . . . . . . . . . . . . . . . 31
               ------------------------

                                            ARTICLE VI
                                      CONCERNING THE TRUSTEE

SECTION 6.01.  Duties and Responsibilities of Trustee.  . . . . . . . . . . . . . . . . . . 32
               --------------------------------------
SECTION 6.02.  Reliance on Documents, Opinions, etc.  . . . . . . . . . . . . . . . . . . . 33
               ------------------------------------
SECTION 6.03.  No Responsibility for Recitals, etc. . . . . . . . . . . . . . . . . . . . . 34
               -----------------------------------
SECTION 6.04.  Trustee, Authenticating Agent, Paying Agents, Transfer Agents or
               ----------------------------------------------------------------
                   Registrar May Own Debt Securities  . . . . . . . . . . . . . . . . . . . 34
                   ---------------------------------
SECTION 6.05.  Moneys to be Held in Trust.  . . . . . . . . . . . . . . . . . . . . . . . . 35
               --------------------------
SECTION 6.06.  Compensation and Expenses of Trustee.  . . . . . . . . . . . . . . . . . . . 35
               ------------------------------------
SECTION 6.07.  Officers' Certificate as Evidence. . . . . . . . . . . . . . . . . . . . . . 36
               ---------------------------------
SECTION 6.08.  Conflicting Interest of Trustee. . . . . . . . . . . . . . . . . . . . . . . 36
               -------------------------------
SECTION 6.09.  Eligibility of Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . 36
               ----------------------
SECTION 6.10.  Resignation or Removal of Trustee. . . . . . . . . . . . . . . . . . . . . . 36
               ---------------------------------
SECTION 6.11.  Acceptance by Successor Trustee. . . . . . . . . . . . . . . . . . . . . . . 38
               -------------------------------
SECTION 6.12.  Succession by Merger, etc. . . . . . . . . . . . . . . . . . . . . . . . . . 39
               -------------------------
SECTION 6.13.  Limitation on Rights of Trustee as a Creditor. . . . . . . . . . . . . . . . 39
               ---------------------------------------------
SECTION 6.14.  Authenticating Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
               ---------------------

                                           ARTICLE VII
                                  CONCERNING THE SECURITYHOLDERS

SECTION 7.01.  Action by Securityholders. . . . . . . . . . . . . . . . . . . . . . . . . . 40
               -------------------------
SECTION 7.02.  Proof of Execution by Securityholders. . . . . . . . . . . . . . . . . . . . 41
               -------------------------------------
SECTION 7.03.  Who Are Deemed Absolute Owners.  . . . . . . . . . . . . . . . . . . . . . . 41
               ------------------------------
SECTION 7.04.  Debt Securities Owned by Company Deemed Not Outstanding. . . . . . . . . . . 42
               -------------------------------------------------------
SECTION 7.05.  Revocation of Consents; Future Holders Bound.  . . . . . . . . . . . . . . . 42
               --------------------------------------------

                                             ARTICLE VIII
                                       SECURITYHOLDERS' MEETINGS

SECTION 8.01.  Purposes of Meetings.  . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
               --------------------
SECTION 8.02.  Call of Meetings by Trustee. . . . . . . . . . . . . . . . . . . . . . . . . 43
               ---------------------------
SECTION 8.03.  Call of Meetings by Company or Securityholders.  . . . . . . . . . . . . . . 43
               ----------------------------------------------
SECTION 8.04.  Qualifications for Voting. . . . . . . . . . . . . . . . . . . . . . . . . . 44
               -------------------------
SECTION 8.05.  Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
               -----------
SECTION 8.06.  Voting.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
               ------
SECTION 8.07.  Quorum; Actions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
               ---------------

                                             ARTICLE IX
                                       SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures without Consent of Securityholders.  . . . . . . . . 46
               ----------------------------------------------------------
SECTION 9.02.  Supplemental Indentures with Consent of Securityholders. . . . . . . . . . . 47
               -------------------------------------------------------
SECTION 9.03.  Compliance with Trust Indenture Act; Effect of Supplemental Indentures.  . . 48
               ----------------------------------------------------------------------
SECTION 9.04.  Notation on Debt Securities. . . . . . . . . . . . . . . . . . . . . . . . . 49
               ---------------------------
SECTION 9.05.  Evidence of Compliance of Supplemental Indenture to be Furnished
               -----------------------------------------------------------------
                  to Trustee.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
                  ----------

                                             ARTICLE X
                        CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 10.01. Company May Consolidate, etc., on Certain Terms. . . . . . . . . . . . . . . 49
               -----------------------------------------------
SECTION 10.02.  Successor Entity to be Substituted. . . . . . . . . . . . . . . . . . . . . 50
                ----------------------------------
SECTION 10.03.  Opinion of Counsel to be Given to Trustee.  . . . . . . . . . . . . . . . . 50
                -----------------------------------------

                                             ARTICLE XI
                              SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01.  Discharge of Indenture. . . . . . . . . . . . . . . . . . . . . . . . . . . 51
                ----------------------
SECTION 11.02.  Deposited Moneys to be Held in Trust by Trustee.  . . . . . . . . . . . . . 51
                -----------------------------------------------
SECTION 11.03.  Paying Agent to Repay Moneys Held.  . . . . . . . . . . . . . . . . . . . . 52
                ---------------------------------
SECTION 11.04.  Return of Unclaimed Moneys. . . . . . . . . . . . . . . . . . . . . . . . . 52
                --------------------------

                                        ARTICLE XII
                         IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                   OFFICERS AND DIRECTORS

SECTION 12.01.  Indenture and Debt Securities Solely Corporate Obligations. . . . . . . . .  52
                ----------------------------------------------------------

                                       ARTICLE XIII
                                  MISCELLANEOUS PROVISIONS

SECTION 13.01.  Successors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                ----------
SECTION 13.02.  Official Acts by Successor Entity.  . . . . . . . . . . . . . . . . . . . .  53
                ---------------------------------
SECTION 13.03.  Surrender of Company Powers.  . . . . . . . . . . . . . . . . . . . . . . .  53
                ---------------------------
SECTION 13.04.  Addresses for Notices, etc. . . . . . . . . . . . . . . . . . . . . . . . .  53
                --------------------------
SECTION 13.05.  Governing Law.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                -------------
SECTION 13.06.  Evidence of Compliance with Conditions Precedent. . . . . . . . . . . . . .  53
                ------------------------------------------------
SECTION 13.07.  Non-Business Days.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                -----------------
SECTION 13.08.  Trust Indenture Act to Control. . . . . . . . . . . . . . . . . . . . . . .  54
                ------------------------------
SECTION 13.09.  Table of Contents, Headings, etc. . . . . . . . . . . . . . . . . . . . . .  54
                --------------------------------
SECTION 13.10.  Execution in Counterparts.  . . . . . . . . . . . . . . . . . . . . . . . .  54
                -------------------------
SECTION 13.11.  Separability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                ------------
SECTION 13.12.  Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                ----------
SECTION 13.13.  Acknowledgment of Rights. . . . . . . . . . . . . . . . . . . . . . . . . .  55
                ------------------------

                                         ARTICLE XIV
               REDEMPTION OF SECURITIES -- MANDATORY AND OPTIONAL SINKING FUND

SECTION 14.01.  Applicability of Article. . . . . . . . . . . . . . . . . . . . . . . . . .  55
                ------------------------
SECTION 14.02.  Notice of Redemption; Selection of Debt Securities. . . . . . . . . . . . .  55
                --------------------------------------------------
SECTION 14.03.  Payment of Debt Securities Called for Redemption. . . . . . . . . . . . . .  56
                ------------------------------------------------
SECTION 14.04.  Mandatory and Optional Sinking Fund.  . . . . . . . . . . . . . . . . . . .  57
                -----------------------------------

                                         ARTICLE XV
                               SUBORDINATION OF DEBT SECURITIES

SECTION 15.01.  Agreement to Subordinate. . . . . . . . . . . . . . . . . . . . . . . . . .  59
                ------------------------
SECTION 15.02.  Default on Senior Indebtedness. . . . . . . . . . . . . . . . . . . . . . .  59
                ------------------------------
SECTION 15.03.  Liquidation; Dissolution; Bankruptcy. . . . . . . . . . . . . . . . . . . .  60
                ------------------------------------
SECTION 15.04.  Subrogation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                -----------
SECTION 15.05.  Trustee to Effectuate Subordination.  . . . . . . . . . . . . . . . . . . .  62
                -----------------------------------
SECTION 15.06.  Notice by the Company.  . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                ---------------------
SECTION 15.07.  Reliance on Judicial Order or Certificate of Liquidating Agent. . . . . . .  63
                --------------------------------------------------------------
SECTION 15.08.  Rights of the Trustee; Holders of Senior Indebtedness.  . . . . . . . . . .  63
                -----------------------------------------------------
SECTION 15.09.  Subordination May Not Be Impaired.  . . . . . . . . . . . . . . . . . . . .  63
                ---------------------------------

                 THIS INDENTURE, dated as of March 27, 1997, between National Commerce Bancorporation, a Tennessee corporation (hereinafter sometimes called the "Company"), and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes called the "Trustee"),

                             W I T N E S S E T H :

                 WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its subordinated unsecured debentures, notes or other evidence of indebtedness to be issued in one or more series (the "Debt Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Debt Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

                 WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

                 NOW, THEREFORE, This Indenture Witnesseth:

                 In consideration of the premises, and the purchase of the Debt Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debt Securities or of a series thereof, as follows:

                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.01.  Definitions.

                 The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

                 "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any executive officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an executive officer, director or general partner.

                 "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

                 "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                 "Board of Directors" shall mean the board of directors or the executive committee or any other duly authorized designated officers of the Company.

                 "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

                 "Business Day" shall mean, with respect to any series of Debt Securities, any day other than a Saturday, Sunday or any other day on which banking institutions in New York City (in the State of New York) are permitted or required by any applicable law to close.

                 "Capital Securities" shall mean undivided preferred beneficial interests in the assets of a National Commerce Trust which rank pari passu with Common Securities issued by such National Commerce Trust; provided, however, that upon the occurrence of an Event of Default (as defined in the Declaration with respect to such National Commerce Trust), the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

                 "Capital Securities Guarantee" shall mean, in respect of any National Commerce Trust, any guarantee that the Company may enter into with The Bank of New York or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities of such National Commerce Trust.

                 "Certificate" shall mean a certificate signed by any one of the principal executive officer, the principal financial officer or the principal accounting officer of the Company.

                 "Common Securities" shall mean undivided beneficial interests in the assets of a National Commerce Trust which rank pari passu with Capital Securities issued by such National Commerce Trust; provided, however, that upon the occurrence of an Event of Default (as defined in the Declaration with respect to such National Commerce Trust), the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

                 "Common Securities Guarantee" shall mean, in respect of any National Commerce Trust, any guarantee that the Company may enter into with any Person or Persons and that operates directly or indirectly for the benefit of holders of Common Securities of such National Commerce Trust.

                 "Company" shall mean National Commerce Bancorporation, a Tennessee corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

                 "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

                 "Debt Security" or "Debt Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any debt security or debt securities, as the case may be, authenticated and delivered under this Indenture.

                 "Debt Security Register" shall have the meaning specified in
Section 2.07.

                 "Declaration," with respect to a National Commerce Trust, shall mean the Amended and Restated Declaration of Trust of such National Commerce Trust, as amended or supplemented from time to time.

                 "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                 "Depositary" shall mean, with respect to Debt Securities of any series for which the Company shall determine that such Debt Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.03 or 2.11.

                 "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Global Security" shall mean, with respect to any series of Debt Securities, a Debt Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture, which shall be registered in the name of the Depositary or its nominee.

                 "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of particular series of Debt Securities established as contemplated hereunder.

                 "Institutional Trustee" has the meaning set forth in the Declaration of the applicable National Commerce Trust.

                 "Interest" shall mean, when used with respect to noninterest bearing Debt Securities, interest payable after maturity.

                 "Interest Payment Date," when used with respect to any installment of interest on a Debt Security of a particular series, shall mean the date specified in such Debt Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Debt Securities of that series is due and payable.

                 "National Commerce Trust" shall mean a Delaware business trust, or any other similar trust created for the purpose of issuing Capital Securities in connection with the issuance of Debt Securities under this Indenture, of which the Company is the sponsor.

                 "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                 "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the Vice Chairman, the President, any Managing Director or any Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 13.06 if and to the extent required by the provisions of such Section.

                 "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.06 if and to the extent required by the provisions of such Section.

                 "Original Issue Date" of any Debt Security (or any portion thereof) shall mean the earlier of (a) the date of such Debt Security or (b) the date of any Debt Security (or portion thereof) for which such Debt Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                 "Original Issue Discount Security" shall mean any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

                 The term "outstanding," when used with reference to Debt Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Debt Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

                 Debt Securities theretofore canceled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

                 (a)Debt Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Debt Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as provided in Article Fourteen or provision satisfactory to the Trustee shall have been made for giving such notice; and

                 (b)Debt Securities paid pursuant to Section 2.08 or in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Company and the Trustee is presented that any such Debt Securities are held by bona fide holders in due course.


                 In determining whether the holders of the requisite principal amount of outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

                 "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

                 "Principal Office of the Trustee," or other similar term, shall mean the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which at the time of the execution of this Indenture shall be The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286.

                 "Responsible Officer" shall mean, with respect to the Trustee, any officer within the Principal Office of the Trustee, including any vice-president, any assistant vice-president, any assistant secretary, any assistant treasurer, any trust officer or other officer of the Principal Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                 "Securityholder," "holder of Debt Securities," or other similar terms, shall mean any Person in whose name at the time a particular Debt Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

                 "Senior Indebtedness" means, with respect to the Company (except any other obligations which rank pari passu with the Debt Securities of a series), (i) the principal and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, debentures, notes, bonds or other similar instruments issued by the Company, including, without limitation, any current or future indebtedness under any indenture (other than this Indenture) to which the Company is a party; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the

Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of the Company for the reimbursement of any letter of credit, any banker's acceptance, any security purchase facility, any repurchase agreement or similar arrangement, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction; (v) all obligations of the type referred to in clauses (i) through (iv) above of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), except for (1) any indebtedness between or among the Company or any Affiliate of the Company and (2) any series of Debt Securities issued pursuant to this Indenture and guarantees in respect of any such series of Debt Securities. Senior Indebtedness does not include the Debt Securities of any series or any junior subordinated debt securities issued in the future with subordination terms substantially similar to the Debt Securities of any series. Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

                 "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of the outstanding partnership or similar interests of which shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                 "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                 "Trust Securities" shall mean Common Securities and Capital Securities of a National Commerce Trust.

                 "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of Debt Securities shall mean the trustee with respect to that series.

                 "Yield to Maturity" shall mean the yield to maturity on a series of Debt Securities, calculated at the time of issuance of such series of Debt Securities, or if applicable, at the most recent predetermination of interest on such series and calculated in accordance with accepted financial practice.

                                   ARTICLE II

                                DEBT SECURITIES

                 SECTION 2.01.  Forms Generally.

                 The Debt Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution and as set forth in an Officers' Certificate of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Debt Securities.

                 In the event the Debt Securities are issued in definitive form pursuant to this Indenture, such Debt Securities shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

                 SECTION 2.02.  Form of Trustee's Certificate of
Authentication.

                 The Trustee's certificate of authentication on all Debt Securities shall be in substantially the following form:

                 This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                 The Bank of New York, as Trustee

                 By
                   -------------------------
                      Authorized Signatory

                 SECTION 2.03.  Amount Unlimited; Issuable in Series.

                 The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

                 The Debt Securities may be issued in one or more series up to the aggregate principal amount of Debt Securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Debt Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company and set forth in an Officers' Certificate of the Company or established in one or more indentures supplemental hereto:

                                  (1)the title of the Debt Securities of the
                 series (which shall distinguish Debt Securities of the series from all other Debt Securities);

                                  (2)any limit upon the aggregate principal
                 amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.07, 2.08, 2.09,
                 9.04 or 14.03);

                                  (3)the date or dates on which the principal
                 of and premium, if any, on the Debt Securities of the series is payable;

                                  (4)the rate or rates at which the Debt
                 Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates and the record dates for the determination of holders to whom interest is payable on any such Interest Payment Dates;

                                  (5)the place or places where the principal
                 of, and premium, if any, and any interest on Debt Securities of the series shall be payable;

                                  (6)the right, if any, to extend the interest
                 payment periods and the duration of such extension;

                                  (7)the price or prices at which, the period
                 or periods within which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise:

                                  (8)the obligation, if any, of the Company to
                 redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which, and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                                  (9)if other than denominations of $1,000 and
                 any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;


                                  (10)if other than the principal amount
                 thereof, the portion of the
                 principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.01 or provable in bankruptcy pursuant to Section 5.02;

                                  (11)any Events of Default with respect to the
                 Debt Securities of a particular series, if not set forth herein;

                                  (12)the form of the Debt Securities of the
                 series including the form of the certificate of authentication of such series;

                                  (13)any trustee, authenticating or paying
                 agents, warrant agents, transfer agents or registrars with respect to the Debt Securities of such series;

                                  (14)whether the Debt Securities of the series
                 shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Debt Securities of such series in the manner provided in Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.07, and any other terms of the series relating to the global nature of the Global Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon;

                                  (15)if the Debt Securities of the series are
                 issued pursuant to an exemption from registration under the Securities Act;

                                  (16)the CUSIP number of the Debt Securities
                 of the series (if any); and

                                  (17)any other terms of the series (which
                 terms shall not be inconsistent with the provisions of this Indenture).

                 All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

                 If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

                 SECTION 2.04.  Authentication and Dating.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Debt Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, Vice Chairman, the President, one of its Managing Directors or one of its Vice Presidents and by its Secretary, any Assistant Secretary, Treasurer or any Assistant Treasurer, without any further action by the Company hereunder. In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in conclusively relying upon:

                                  (1)a copy of any Board Resolution or Board
                 Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company as the case may be;

                                  (2)an executed supplemental indenture, if
                 any;

                                  (3)an Officers' Certificate prepared in
                 accordance with Section 13.06 setting forth the form and terms of the Debt Securities if and as required pursuant to Sections
                 2.01 and 2.03, respectively; and

                                  (4)an Opinion of Counsel prepared in
                 accordance with Section 13.06 which shall also state:

                          (a)that the form of such Debt Securities has been
                 established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

                          (b)that the terms of such Debt Securities have been
                 established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                 Section 2.03 in conformity with the provisions of this Indenture;

                          (c)that such Debt Securities, when authenticated and
                 delivered by the Trustee and issued by the Company in each case in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company; and

                          (d)that all laws and requirements in respect of the
                 execution and delivery by the Company of the Debt Securities, have been complied with and that authentication and delivery of the Debt Securities by the Trustee will not violate the terms of this Indenture.


                          The Trustee shall have the right to decline to
authenticate and deliver any Debt

Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if a Responsible Officer of the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing holders.

                 SECTION 2.05.  Date and Denomination of Debt Securities.

                 The Debt Securities shall be issuable as registered Debt Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in the denominations of $1,000 and any multiple thereof. The Debt Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

                 Every Debt Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by Section 2.03. The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Debt Securities of that series shall be paid to the Person in whose name said Debt Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Debt Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Debt Security will be paid upon presentation and surrender of such Debt Security as provided in Section 14.03.

                 Any interest on any Debt Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for a Debt Security of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

                          (1)The Company may make payment of any Defaulted Interest on Debt Securities to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Debt Security Register, not less than ten days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

                          (2)The Company may make payment of any Defaulted Interest on any Debt Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

In respect of any series of Debt Securities in which the right to extend the interest payment periods has been provided pursuant to Section 2.03(6), any interest scheduled to become payable on an Interest Payment Date occurring during a valid extension of an interest payment period shall not be Defaulted Interest and shall be payable on such other date as may be specified in the terms of such Debt Securities.

                 Unless otherwise set forth in a Board Resolution of the Company or one or more indentures supplemental hereto establishing the terms of any series of Debt Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Debt Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

                 Subject to the foregoing provisions of this Section, each Debt Security of a series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

                 SECTION 2.06.  Execution of Debt Securities.

                 The Debt Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, Vice Chairman, President, one of its Managing Directors or one of its Executive Vice Presidents, Senior Vice Presidents or Vice Presidents and by the manual or facsimile signature of its Secretary, one of its Assistant Secretaries, its Treasurer or one of its Assistant Treasurers, under its corporate seal which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Debt Securities as shall bear thereon a certificate of authentication substantially in the form herein before recited, executed by the Trustee or the Authenticating Agent by the manual signature of an authorized officer, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Debt Security executed by the Company shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                 In case any officer of the Company who shall have signed any of the Debt Securities shall cease to be such officer before the Debt Securities so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Debt Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debt Securities had not ceased to be such officer of the Company; and any Debt Security may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Debt Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

                 SECTION 2.07. Exchange and Registration of Transfer of Debt Securities.

                 Subject to Section 2.03(14), Debt Securities of any series may be exchanged for a like aggregate principal amount of Debt Securities of the same series of other authorized denominations. Debt Securities to be exchanged may be surrendered at the principal corporate trust office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02, and the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange therefor the Debt Security or Debt Securities which the Securityholder making the exchange shall be entitled to receive. Subject to Section 2.03(14), upon due presentment for registration of transfer of any Debt Security of any series at the principal corporate trust office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.02, the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees a new Debt Security or Debt Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Debt Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.02, and delivery of such Debt Security, shall be deemed to complete the registration or registration of transfer of such Debt Security.

                 The Company shall cause to be kept, at the office or agency maintained for the purpose of registration of transfer and for exchange as provided in Section 3.02, a register (the "Debt Security Register") for each series of Debt Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and transfer of all Debt Securities as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

                 All Debt Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by, the holder or his attorney duly authorized in writing.

                 No service charge shall be made for any exchange or registration of transfer of Debt Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

                 The Company or the Trustee shall not be required to exchange or register a transfer of (a) any Debt Security for a period of 15 days next preceding the date of selection of Debt Securities of such series for redemption, or (b) any Debt Securities of any series selected, called or being called for redemption in whole or in part, except in the case of any Debt Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

                 Notwithstanding the foregoing, if pursuant to Section 2.03, a series of Debt Securities are issued pursuant to an exemption from registration under the Securities Act, such Debt Securities may not be transferred except in compliance with the restricted securities legend set forth below (the "Restrictive Securities Legend"), unless otherwise determined by the Company pursuant to Section 2.03 and in accordance with applicable law:

                 THE DEBT SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS DEBT SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS DEBT SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH DEBT SECURITY PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH NATIONAL COMMERCE BANCORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS DEBT SECURITY OR ANY PREDECESSOR OF THIS DEBT SECURITY (THE "RESALE RESTRICTIONS TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE DEBT SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE DEBT SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE HOLDER OF THIS DEBT SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. DEBT SECURITIES OWNED BY A PURCHASER THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE

RESALE RESTRICTIONS TERMINATION DATE.

                 Prior to any distribution of the Debt Securities to the holders of Capital Securities in accordance with the related Declaration, the Company and the Trustee shall enter into a supplemental indenture pursuant to
Article IX to provide for transfer procedures and restrictions with respect to the Debt Securities substantially similar to those contained in the Declaration with respect to Capital Securities of the corresponding series to the extent applicable in the circumstances existing at the time of such distribution for purposes of assuring, if applicable, that no registration of such Debt Securities is required under the Securities Act of 1933, as amended.

                 SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Debt Securities.

                 In case any temporary or definitive Debt Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, a new Debt Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debt Security, or in lieu of and in substitution for the Debt Security so destroyed, lost or stolen. In every case the applicant for a substituted Debt Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debt Security and of the ownership thereof.

                 The Trustee may authenticate any such substituted Debt Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Debt Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debt Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debt Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

                 Every substituted Debt Security of any series issued pursuant to the provisions of this Section 2.08 by virtue of the fact that any such Debt Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of the same series duly issued hereunder. All Debt Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                 SECTION 2.09.  Temporary Debt Securities.

                 Pending the preparation of definitive Debt Securities of any series, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Debt Securities that are typed, printed or lithographed. Temporary Debt Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Debt Securities but with such omissions, insertions and variations as may be appropriate for temporary Debt Securities, all as may be determined by the Company. Every such temporary Debt Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Securities. Without unreasonable delay the Company will execute and deliver to the Trustee or the Authenticating Agent definitive Debt Securities and thereupon any or all temporary Debt Securities of such series may be surrendered in exchange therefor, at the principal corporate trust office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in
Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange for such temporary Debt Securities a like aggregate principal amount of such definitive Debt Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto.
Until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series authenticated and delivered hereunder.

                 SECTION 2.10.  Cancellation of Debt Securities Paid, etc.

                 All Debt Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly canceled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Debt Securities canceled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall return all canceled Debt Securities to the Company for destruction unless the Company otherwise directs the Trustee in writing. If the Company shall acquire any of the Debt Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are surrendered to the Trustee for cancellation.

                 SECTION 2.11.  Global Securities.

                 (a)If the Company shall establish pursuant to Section 2.03 that the Debt Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all or a specified portion of the outstanding Debt Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in
Section 2.11 of the Indenture, this Debt Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

                 (b)Notwithstanding the provisions of Section 2.07, the Global Security of a series may be transferred, in whole but not in part and only in the manner provided in Section 2.07, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

                 (c)If at any time the Depositary for a series of the Debt Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Debt Securities of such series and the Company will execute, and subject to Section 2.07, the Trustee, upon written request of the Company, will authenticate and make available for delivery the Debt Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Debt Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Debt Securities of such series. In such event the Company will execute and subject to Section 2.07, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Debt Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Debt Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Debt Securities in definitive registered form issued in exchange for the Global Security pursuant to this
Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt

Securities to the Depositary for delivery to the Persons in whose names such Debt Securities are so registered.

                 SECTION 2.12.  CUSIP Numbers.

                 The Company in issuing the Debt Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers.

                                  ARTICLE III

                      PARTICULAR COVENANTS OF THE COMPANY

                 SECTION 3.01.  Payment of Principal, Premium and Interest.

                 The Company covenants and agrees for the benefit of each series of Debt Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Debt Securities of that series at the place, at the respective times and in the manner provided in such Debt Securities. At the option of the Company, each installment of interest on the Debt Securities of any series may be paid (i) by mailing checks for such interest payable to the order of the holders of Debt Securities entitled thereto as they appear on the registry books of the Company or (ii) if so specified with respect to the Debt Securities of such series as contemplated by Section 2.03, by wire transfer to any account with a banking institution located in the United States designated by such Person to the paying agent no later than the related record date.

                 SECTION 3.02.  Offices for Notices and Payments, etc.

                 So long as any of the Debt Securities remain outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Debt Securities of each series may be presented for payment, an office or agency where the Debt Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Debt Securities of that series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.03, such office or agency for all of the above purposes shall be the office or agency of the Trustee. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal corporate trust office of the Trustee.

                 In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Debt Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

                 SECTION 3.03.  Appointments to Fill Vacancies in Trustee's
Office.

                 The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                 SECTION 3.04.  Provision as to Paying Agent.

                 (a)If the Company shall appoint a paying agent other than the Trustee with respect to the Debt Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04,

      (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest, if any, on the Debt Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Debt Securities of such series) in trust for the benefit of the holders of the Debt Securities of such series;

      (2) that it will give the Trustee prompt written notice of any failure by the

Company (or by any other obligor on the Debt Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Debt Securities of such series when the same shall be due and payable; and

      (3) that it will, at any time during the continuance of any Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

               (b)If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest, if any, on the Debt Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Debt Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee in writing of any failure to take such action and of any failure by the Company (or by any other obligor under the Debt Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Debt Securities of such series when the same shall become due and payable.

      Whenever the Company shall have one or more paying agents for any series of Debt Securities, it will, on or prior to each due date of the principal of and premium, if any, or interest, if any, on any Debt Securities of such series, deposit with a paying agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee in writing of its action or failure to act.

               (c)Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Debt Securities hereunder, or for any other reason, pay, or direct any paying agent to pay to the Trustee all sums held in trust for any such series by the Company or any such paying agent, such sums to be held by the Trustee upon the trusts herein contained.

               (d)Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this
Section 3.04 is subject to Sections 11.03 and 11.04.

               SECTION 3.05.  Certificate to Trustee.

               The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year in each year, so long as Debt Securities of any series are outstanding hereunder, a Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

               SECTION 3.06.  Compliance with Consolidation Provisions.

               The Company will not, while any of the Debt Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of Article X hereof are complied with.

               SECTION 3.07.  Limitation on Dividends.

               If Debt Securities of a series are initially issued to a National Commerce Trust or a trustee of such trust in connection with the issuance of Trust Securities by such National Commerce Trust (regardless of whether Debt Securities continue to be held by such trust) and (i) there shall have occurred and be continuing any event that would constitute an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under a Capital Securities Guarantee or a Common Securities Guarantee with respect to securities issued by such trust, or (iii) the Company shall have given notice of its election to defer payments of interest on the Debt Securities of such series by extending the interest payment period as provided herein and such period, or any extension thereof, shall be continuing, then (a) the Company shall not declare or pay any dividend on, make a distribution with respect to, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock or rights to acquire such capital stock (other than (i) purchases or acquisitions of shares of any such capital stock or rights to acquire such capital stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans, (ii) as a result of a reclassification of the Company's capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Company's capital stock or rights to acquire such capital stock for another class or series of the Company's capital stock or rights to acquire such capital stock, (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) dividends and distributions made on the Company's capital stock or rights to acquire such capital stock with the Company's capital stock or rights to acquire such capital stock, or (v) any declaration of a dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto), or make any guarantee payments (other than payments under a Capital Securities Guarantee or a Common Securities Guarantee) with respect to the foregoing and (b) the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to the Debt Securities of such series.

               SECTION 3.08.  Covenants as to National Commerce Trusts.

               In the event Debt Securities of a series are initially issued to a National Commerce Trust or the Institutional Trustee of such National Commerce Trust in connection with the issuance of Trust Securities by such National Commerce Trust, for so long as such Trust Securities remain outstanding, the Company shall maintain 100% ownership of the Common Securities of such National Commerce Trust; provided, however, that any permitted successor of the Company under this Indenture may succeed to the Company's ownership of such Common Securities. The Company, as owner of a majority of the Common Securities of such National Commerce Trust, shall use its reasonable efforts to cause such National Commerce Trust (a) to remain a statutory business trust, except in connection with a distribution of Debt Securities of such series to the holders of such Trust Securities in liquidation of such National Commerce Trust, the redemption of all of the Trust Securities of such National Commerce Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such National Commerce Trust, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes and (c) to use its reasonable efforts to cause each holder of Trust Securities issued by such National Commerce Trust to be treated as owning an undivided beneficial interest in the Debt Securities of such series issued to such National Commerce Trust.

               SECTION 3.09.  Calculation of Original Issue Discount.

               The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods), if any, accrued on outstanding Debt Securities as of the end of such year.

                                   ARTICLE IV

                       SECURITYHOLDERS' LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

                 SECTION 4.01.  Securityholders' Lists.

                 The Company covenants and agrees that it will furnish or caused to be furnished to the Trustee:

                 (a)on each regular record date for each series of Debt Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Debt Securities as of such record date (and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year); and

                 (b)at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

except that no such lists need be furnished under this Section 4.01 so long as the Trustee is in possession thereof by reason of its acting as Debt Security registrar for such series.

                 SECTION 4.02.  Preservation and Disclosure of Lists.

                 (a)The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Debt Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Debt Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

                 (b)In case three or more holders of Debt Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debt Securities of such series or with holders of all Debt Securities with respect to their rights under this Indenture or under such Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election, either:


                          (1)afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

                          (2)inform such applicants as to the approximate number of holders of such series or all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

           If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Debt Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, if permitted or required by applicable law, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debt Securities of such series or all Debt Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, as permitted or required by applicable law, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                 (c) Each and every holder of Debt Securities, by receiving and holding the same, agrees with Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debt Securities in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

                 SECTION 4.03.  [Reserved]

                 SECTION 4.04.  Reports by the Trustee.

                 (a)The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture deliver to Securityholders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

                 (b)A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission, if required by applicable law, and with the Company. The Company will promptly notify the Trustee when the Debt Securities are listed on any stock exchange.

                 SECTION 4.05.  Reports by the Company.

                 Whether or not the Company is required by the rules and regulations of the Commission, so long as any Debt Securities are outstanding, the Company shall furnish to the holders of Debt Securities and the Trustee (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, and, with respect to the annual information only, a report thereon by the Company's independent public accountants (who shall be firm(s) of established national reputation) and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. All such information and reports shall be filed with the Commission on or prior to the date on which such filings would have been required to be made had the Company been subject to the rules and regulations of the Commission. In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                 SECTION 4.06.  Statement as to Compliance.

                 The Company will deliver to the Trustee annually, commencing March 27, 1998, a Certificate stating whether or not to the best knowledge of the signer thereof the Company is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Company shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge.

                 SECTION 4.07.  Statement by Officers as to Default.

                 The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                   ARTICLE V

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                            UPON AN EVENT OF DEFAULT

                 SECTION 5.01.  Events of Default.

                 The following Events of Default with respect to Debt Securities of any series or such other events as may be established with respect to the Debt Securities of that series as contemplated by Section 2.03 hereof shall be "Events of Default" with respect to Debt Securities of that series:

                 (a)the Company defaults in the payment of any interest upon any Debt Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of such Debt Securities shall not constitute a default in the payment of interest for this purpose; or

                 (b)the Company defaults in the payment of all or any part of the principal of (or premium, if any, on) any Debt Securities of that series as and when the same shall become due and payable either at maturity, upon redemption (including redemption for any sinking fund), by declaration of acceleration or otherwise; or

                 (c)the Company defaults in the performance of, or breaches, any of its covenants or agreements in this Indenture or in the terms of that series of Debt Securities established as contemplated in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Debt Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (d)a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                 (e)the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                 (f)as to Debt Securities of any series issued to a National Commerce Trust, such National Commerce Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Debt Securities of such series to holders of such Trust Securities in liquidation of their interests in such National Commerce Trust, (ii) the redemption of all of the outstanding Trust Securities of such National Commerce Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such National Commerce Trust.

                 If an Event of Default occurs and is continuing with respect to any series of Debt Securities, then, and in each and every such case, unless the principal of all of the Debt Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debt Securities of that series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Debt Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all Debt Securities of that series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

                 The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Debt Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Debt Securities of any series (or of all the Debt Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debt Securities of such series (or of all the Debt Securities, as the case may be) and the principal of and premium, if any, on any and all Debt Securities of such series (or of all the Debt Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Debt Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Debt Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other amounts due to the Trustee pursuant to Section 6.06, and if any and all Events of Default under this Indenture, other than the non-payment of the principal of or premium, if any, on Debt Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the holders of a majority in aggregate principal amount of the Debt Securities of such series (or of all the

Debt Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series (or with respect to all Debt Securities, as the case may be, in such case, treated as a single class) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                 In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Debt Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Debt Securities shall continue as though no such proceeding had been taken.

                 SECTION 5.02. Payment of Debt Securities on Default; Suit Therefor.

                 The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Debt Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Debt Securities of any series as and when the same shall have become due and payable, whether at maturity of the Debt Securities of that series or upon redemption or by declaration of acceleration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debt Securities of that series the whole amount that then shall have become due and payable on all such Debt Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Debt Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any other amounts due to the Trustee under Section 6.06. In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Debt Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Debt Securities wherever situated the moneys adjudged or decreed to be payable.

                 In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debt Securities of any series under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Debt Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debt Securities of any series shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest (or, if the Debt Securities of that series are Original Issue Discount Securities such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Debt Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all other amounts due to the Trustee under Section
6.06 and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debt Securities of any series, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Debt Securities or any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Trustee under Section 6.06.

                 Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                 All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities, may be enforced by the Trustee without the possession of any of the Debt Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debt Securities.

                 In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debt Securities, and it shall not be necessary to make any holders of the Debt Securities parties to any such proceedings.

                 SECTION 5.03.  Application of Moneys Collected by Trustee.

                 Any moneys collected by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Debt Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                 First: To the payment of costs and expenses of collection applicable to such series and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other amounts due to the Trustee under Section 6.06;

                 Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XV;

                 Third: To the payment of the amounts then due and unpaid upon Debt Securities of such series for principal (and premium, if any), and interest on the Debt Securities of such series, in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due on such Debt Securities for principal (and premium, if any) and interest, respectively; and

                 Fourth: The balance, if any, to the Company.

                 SECTION 5.04.  Proceedings by Securityholders.

                 No holder of any Debt Security of any series shall have any right to institute any suit, action or proceeding for any remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default with respect to the Debt Securities of such series and unless the holders of not less than 25% in aggregate principal amount of the Debt Securities of that series then outstanding shall have given the Trustee a written request to institute such action, suit or proceeding and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding; provided that no holder of Debt Securities of any series shall have any right to prejudice the rights of any other holder of Debt Securities of such series, obtain priority or preference over any other such holder or enforce any right under this Indenture except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debt Securities of the applicable series.

                 Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Debt Security to receive payment of the principal of, premium, if any, and interest, on such Debt Security when due, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                 SECTION 5.05.  Proceedings by Trustee.

                 In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                 SECTION 5.06.  Remedies Cumulative and Continuing.

                 Except as otherwise provided in Section 2.08, all powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Debt Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such series, and no delay or omission of the Trustee or of any holder of any of the Debt Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this
Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

                 SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

                 The holders of a majority in aggregate principal amount of the Debt Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if a Responsible Officer of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of any series of the Debt Securities, or of all the Debt Securities, as the case may be, the holders of a majority in aggregate principal amount of the Debt Securities of that series at the time outstanding may on behalf of the holders of all of the Debt Securities of such series waive (or modify any previously granted waiver of) any past default or Event of Default, including any default or Event of Default the conditions for the occurrence of which are established pursuant to Section 2.03, and its consequences, except a default (a) in the payment of principal of, premium, if any, or interest on any of the Debt Securities, (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Debt Security affected, or (c) in respect of the covenants contained in Section 3.08; provided, however, that if the Debt Securities of such series are held by a National Commerce Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable National Commerce Trust shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the holder of each outstanding Debt Security is required, such waiver shall not be effective until each holder of the Trust Securities of the applicable National Commerce Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Debt Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Debt Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

                 SECTION 5.08.  Notice of Defaults.

                 The Trustee shall, within 90 days after the occurrence of a default with respect to the Debt Securities of any series, mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Debt Security Register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 5.08 being hereby defined to be the events specified in clauses (a),
(b), (c), (d), (e) and (f) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.01(c) no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

                 SECTION 5.09.  Undertaking to Pay Costs.

                 All parties to this Indenture agree, and each holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in principal amount of the Debt Securities of that series outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debt Security against the Company on or after the same shall have become due and payable.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

                 SECTION 6.01.  Duties and Responsibilities of Trustee.

                 With respect to the holders of any series of Debt Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to Debt Securities of that series and after the curing or waiving of all Events of Default which may have occurred, with respect to Debt Securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Debt Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                 (a)prior to the occurrence of an Event of Default with respect to Debt Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred

                          (1)the duties and obligations of the Trustee with respect to Debt Securities of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

                          (2)in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                 (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                 None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is ground for believing that the repayment of such funds or liability is not assured to it under the terms of this Indenture or indemnity satisfactory to the Trustee against such risk is not reasonably assured to it.

                 SECTION 6.02.  Reliance on Documents, Opinions, etc.

                 Except as otherwise provided in Section 6.01:

                 (a)the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b)any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                 (c)the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                 (d)the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                 (e)the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Debt Securities (that has not been cured or waived) to exercise with respect to Debt Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                 (f)the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the outstanding Debt Securities of the series affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

                 (g)the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care; and

                 (h)the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Debt Securities unless either
(1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Debt Securities or by any holder of the Debt Securities.

                 SECTION 6.03.  No Responsibility for Recitals, etc.

                 The recitals contained herein and in the Debt Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Debt Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds of any Debt Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

                 SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Debt Securities.

                 The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Debt Security registrar, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Debt Security registrar.

                 SECTION 6.05.  Moneys to be Held in Trust.

                 Subject to the provisions of Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President, a Managing Director, a Vice President, the Treasurer or an Assistant Treasurer of the Company.

                 SECTION 6.06.  Compensation and Expenses of Trustee.

                 The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such reasonable compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debt Securities.

                 Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d), Section 5.01(e) or Section 5.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                 The provisions of this Section shall survive the resignation or removal of the Trustee and the defeasance or other termination of this Indenture.

                 SECTION 6.07.  Officers' Certificate as Evidence.

                 Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                 SECTION 6.08.  Conflicting Interest of Trustee.

                 If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act, subject to the penultimate paragraph of such section.

                 SECTION 6.09.  Eligibility of Trustee.

                 The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Securities and Exchange Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent records of condition so published.

                 The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee; provided such corporation shall be otherwise eligible and qualified under this Article.

                 In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                 SECTION 6.10.  Resignation or Removal of Trustee.

                 (a)The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Debt Securities by giving written notice of such resignation to the Company and by mailing notice thereof, at the Company's expense, to the holders of the applicable series of Debt Securities at their addresses as they shall appear on the Debt Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to any series of Debt Securities and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities of the applicable series for at least six months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                 (b)In case at any time any of the following shall occur --

               (1)      the Trustee shall fail to comply with the provisions of
         Section 6.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities for at least six months, or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

               (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint successor Trustee.

                 (c)Upon prior written notice to the Company and the Trustee, the holders of a majority in aggregate principal amount of the Debt Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and nominate a successor Trustee with respect to the applicable series of Debt Securities, which shall be deemed appointed as successor Trustee with respect to the applicable series unless within ten Business Days after such nomination the Company objects thereto, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor Trustee with respect to such series.

                 (d)Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 6.11.

                 SECTION 6.11.  Acceptance by Successor Trustee.

                 Any successor Trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee thereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

                 If a successor Trustee is appointed with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

                 No successor Trustee shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

                 In no event shall a retiring Trustee be liable for the acts or omissions of any successor Trustee hereunder.

                 Upon acceptance of appointment by a successor Trustee as provided in this Section 6.11, the Company shall mail notice of the succession of such Trustee hereunder to the holders of Debt Securities of any applicable series at their addresses as they shall appear on the Debt Security Register. If the Company fails to mail such notice within ten Business Days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

                 SECTION 6.12.  Succession by Merger, etc.

                 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided such corporation shall be otherwise eligible and qualified under this Article.

                 In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debt Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debt Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debt Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                 SECTION 6.13.  Limitation on Rights of Trustee as a Creditor.

                 The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

                 SECTION 6.14.  Authenticating Agents.

                 There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Debt Securities of any series issued upon exchange or registration of transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Debt Securities of such series; provided that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Debt Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

                 Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

                 Any Authenticating Agent may at any time resign with respect to one or more or all series of Debt Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Debt Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of the applicable series of Debt Securities as the names and addresses of such holders appear on the Debt Security Register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

                 The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                  ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

                 SECTION 7.01.  Action by Securityholders.

                 Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debt Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Debt Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders or (d) by any other method the Trustee deems satisfactory.

                 If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Debt Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, and for that purpose the outstanding Debt Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                 SECTION 7.02.  Proof of Execution by Securityholders.

                 Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debt Securities shall be proved by the Debt Security Register or by a certificate of the Debt Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                 The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

                 SECTION 7.03.  Who Are Deemed Absolute Owners.

                 Prior to due presentment for registration of transfer of any Debt Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Debt Security registrar may deem the Person in whose name such Debt Security shall be registered upon the Debt Security Register to be, and may treat him as, the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.05) interest on such Debt Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Debt Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debt Security.

                 SECTION 7.04. Debt Securities Owned by Company Deemed Not Outstanding.

                 In determining whether the holders of the requisite aggregate principal amount of Debt Securities have concurred in any direction, consent or waiver under this Indenture, Debt Securities which are owned by the Company or any other obligor on the Debt Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debt Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debt Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                 SECTION 7.05.  Revocation of Consents; Future Holders Bound.

                 At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debt Securities specified in this Indenture in connection with such action, any holder (in cases where no record date has been set pursuant to Section 7.01) or any holder as of an applicable record date (in cases where a record date has been set pursuant to Section 7.01) of a Debt Security (or any Debt Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Debt Securities the holders of which have consented to such action may, by filing written notice with the Trustee at the Principal Office of the Trustee and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Debt Security (or so far as concerns the principal amount represented by any exchanged or substituted Debt Security). Except as aforesaid any such action taken by the holder of any Debt Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Debt Security, and of any Debt Security issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or any Debt Security issued in exchange or substitution therefor.

                                  ARTICLE VIII

                           SECURITYHOLDERS' MEETINGS

                 SECTION 8.01.  Purposes of Meetings.

                 A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

                 (a)to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

                 (b)to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

                 (c)to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                 (d)to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Debt Securities under any other provision of this Indenture or under applicable law.

                 SECTION 8.02.  Call of Meetings by Trustee.

                 The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Debt Securities of each series affected at their addresses as they shall appear on the Debt Securities Register for each series affected. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

                 SECTION 8.03.  Call of Meetings by Company or Securityholders.

                 In case at any time the Company pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Debt Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

                 SECTION 8.04.  Qualifications for Voting.

                 To be entitled to vote at any meeting of Securityholders a Person shall (a) be a holder of one or more Debt Securities with respect to which the meeting is being held or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more such Debt Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                 SECTION 8.05.  Regulations.

                 Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                 The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                 Subject to the provisions of Section 7.04, at any meeting each holder of Debt Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition "outstanding") of Debt Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debt Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                 SECTION 8.06.  Voting.

                 The vote upon any resolution submitted to any meeting of holders of Debt Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 8.02. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                 Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                 SECTION 8.07.  Quorum; Actions.

                 The Persons entitled to vote a majority in principal amount of the Debt Securities of a series shall constitute a quorum for a meeting of Securityholders of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in principal amount of the Debt Securities of a series, the Persons holding or representing such specified percentage in principal amount of the Debt Securities of such series will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Securityholders of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Debt Securities of such series which shall constitute a quorum.

                 Except as limited by the proviso in the first paragraph of
Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Debt Securities of that series; provided, however, that, except as limited by the proviso in the first paragraph of Section 9.02, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be given by the holders of not less than a specified percentage in principal amount of the Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of a not less than such specified percentage in principal amount of the Debt Securities of that series.

                 Any resolution passed or decision taken at any meeting of holders of Debt Securities of any series duly held in accordance with this Section shall be binding on all the Securityholders of such series, whether or not present or represented at the meeting.

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

                 SECTION 9.01. Supplemental Indentures without Consent of Securityholders.

                 The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

                 (a)to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company, pursuant to Article X hereof;

                 (b)to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors shall consider to be for the protection of the holders of such Debt Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                 (c)to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture, including the qualification or maintenance of the qualification of the Indenture under the Trust Indenture Act; provided that any such action shall not adversely affect the interests of the holders of the Debt Securities of any series;

                 (d)to add to, delete from, or revise the terms of Debt Securities of any series, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Debt Securities, including to provide for transfer procedures and restrictions substantially similar to those applicable to the Capital Securities relating to such series as required by Section 2.07 (for purposes of assuring that no registration of Debt Securities of a series subject to transfer restrictions is required under the Securities Act of 1933, as amended); provided that any such action shall not adversely affect the interests of the holders of the Debt Securities of any series then outstanding (it being understood, for purposes of this proviso, that transfer restrictions on Debt Securities of a series substantially similar to those that were applicable to Capital Securities of the related series shall not be deemed to adversely affect the holders of the Debt Securities);

                 (e)to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
Section 6.11;

                 (f)to make any change (other than as elsewhere provided in this paragraph) that does not adversely affect the rights of any Securityholder in any material respect; or

                 (g)to provide for the issuance of and establish the form and terms and conditions of the Debt Securities of any series, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Debt Securities, or to add to the rights of the holders of any series of Debt Securities.

                 The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                 Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debt Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

                 SECTION 9.02. Supplemental Indentures with Consent of Securityholders.

                 With the consent (evidenced as provided in Section 7.01) of the holders of not less than a majority in aggregate principal amount of the Debt Securities at the time outstanding of all series affected by such supplemental indenture (voting as a class), the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act, then in effect, applicable to indentures qualified thereunder) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities of each series so affected; provided, however, that no such supplemental indenture shall without the consent of the holders of each Debt Security then outstanding and affected thereby (i) extend the fixed maturity of any Debt Security of any series, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Debt Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to
Section 5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or impair or affect the right of any Securityholder to institute suit for payment thereof or impair the right of repayment, if any, at the option of the holder, or (ii) reduce the aforesaid percentage of Debt Securities the holders of which are required to consent to any such supplemental indenture; provided, further, that if the Debt Securities of such series are held by a National Commerce Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Trust shall have consented to such supplemental indenture; provided further, that if the consent of the Securityholder of each outstanding Debt Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable National Commerce Trust shall have consented to such supplemental indenture.

                 A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

                 Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                 Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Debt Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                 It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                 SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

                 Any supplemental indenture executed pursuant to the provisions of this Article IX shall comply with the Trust Indenture Act, as then in effect to the extent applicable to indentures qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debt Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                 SECTION 9.04.  Notation on Debt Securities.

                 Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article IX may bear a notation as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Debt Securities of any series then outstanding.

                 SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee.

                 The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall, in addition to the documents required by Section 13.06, receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX. The Trustee shall receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this
Article IX is authorized or permitted by, and conforms to, the terms of this
Article IX and that it is proper for the Trustee under the provisions of this
Article IX to join in the execution thereof.

                                   ARTICLE X

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

                 SECTION 10.01. Company May Consolidate, etc., on Certain
Terms.

                 Nothing contained in this Indenture or in the Debt Securities of any series shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Company, or its successor or successors) authorized to acquire and operate the same; provided, however, that the Company hereby covenants and agrees that, upon any such consolidation, merger (where the Company is not the surviving corporation), sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Debt Securities of all series in accordance with the terms of each series, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series to be kept or performed by the Company, shall be expressly assumed by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect, applicable to indentures qualified thereunder) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.

                 SECTION 10.02.  Successor Entity to be Substituted.

                 In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debt Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and thereupon the predecessor entity shall be relieved of any further liability or obligation hereunder or upon the Debt Securities. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of National Commerce Bancorporation, any or all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor entity instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Debt Securities which previously shall have been signed and delivered by the officers of the Company, to the Trustee or the Authenticating Agent for authentication, and any Debt Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

                 SECTION 10.03.  Opinion of Counsel to be Given to Trustee.

                 The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall receive, in addition to the Opinion of Counsel required by Section 9.05, an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or other disposition, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this Article X.

                                   ARTICLE XI

                    SATISFACTION AND DISCHARGE OF INDENTURE

                 SECTION 11.01.  Discharge of Indenture.

                 When (a) the Company shall deliver to the Trustee for cancellation all Debt Securities theretofore authenticated (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore canceled, or (b) all the Debt Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds, which shall be immediately due and payable, sufficient to pay at maturity or upon redemption all of the Debt Securities (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Debt Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.04, or (2) paid to any state or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in the case of either clause (a) or clause (b) the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.05, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10 and 11.04 hereof shall survive until such Debt Securities shall mature and be paid. Thereafter, Sections 6.10 and 11.04 shall survive, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debt Securities.

                 SECTION 11.02.  Deposited Moneys to be Held in Trust by
Trustee.

                 Subject to the provisions of Section 11.04, all moneys deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Debt Securities for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, and premium, if any, and interest.

                 SECTION 11.03.  Paying Agent to Repay Moneys Held.

                 Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Debt Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                 SECTION 11.04.  Return of Unclaimed Moneys.

                 Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Debt Securities and not applied but remaining unclaimed by the holders of Debt Securities for two years after the date upon which the principal of, and premium, if any, or interest on such Debt Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Debt Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

                                  ARTICLE XII

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                 SECTION 12.01. Indenture and Debt Securities Solely Corporate Obligations.

                 No recourse for the payment of the principal of or premium, if any, or interest on any Debt Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any such Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debt Securities.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                 SECTION 13.01.  Successors.

                 All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

                 SECTION 13.02.  Official Acts by Successor Entity.

                 Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee, officer or other authorized Person of any entity that shall at the time be the lawful successor of the Company.

                 SECTION 13.03.  Surrender of Company Powers.

                 The Company by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company, and as to any permitted successor.

                 SECTION 13.04.  Addresses for Notices, etc.

                 Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debt Securities on the Company may be given or served in writing by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company, with the Trustee for the purpose) to the Company, One Commerce Square, Memphis, Tennessee 38150, Attention: Lon M. Magness. Any notice, direction, request or demand by any Securityholder or the Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, addressed to the Trustee, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration.

                 SECTION 13.05.  Governing Law.

                 This Indenture and each Debt Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflict of laws principles thereof.

                 SECTION 13.06.  Evidence of Compliance with Conditions
Precedent.

                 Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                 Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement by the person making such certificate or opinion that such person has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                 SECTION 13.07.  Non-Business Days.

                 Subject to Section 2.03, in any case where the date of payment of interest on or principal of the Debt Securities will be a Saturday, Sunday or a day on which banking institutions in New York City (in the State of New
York) are permitted or required by any applicable law to close, the payment of such interest on or principal of the Debt Securities need not be made on such date but may be made on the next succeeding day not a Saturday, Sunday or a day on which banking institutions in such cities are permitted or required by any applicable law to close, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

                 SECTION 13.08.  Trust Indenture Act to Control.

                 If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                 SECTION 13.09.  Table of Contents, Headings, etc.

                 The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                 SECTION 13.10.  Execution in Counterparts.

                 This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                 SECTION 13.11.  Separability.

                 In case any one or more of the provisions contained in this Indenture or in the Debt Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debt Securities, but this Indenture and such Debt Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                 SECTION 13.12.  Assignment.

                 The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

                 SECTION 13.13.  Acknowledgment of Rights.

                 The Company acknowledges that, with respect to any Debt Securities held by any National Commerce Trust or the Institutional Trustee of such National Commerce Trust, if the Institutional Trustee of such National Commerce Trust fails to enforce its rights under this Indenture as the holder of the series of Debt Securities held as the assets of such National Commerce Trust after the holders of a majority in liquidation amount of the Capital Securities of such National Commerce Trust have so directed such Institutional Trustee, a holder of record of such Capital Securities may to the fullest extent permitted by law institute legal proceedings directly against the Company to enforce such Institutional Trustee's rights under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest (or premium, if any) or principal on the applicable series of Debt Securities on the date such interest (or premium, if any) or principal is otherwise payable (or in the case of redemption, on the redemption date), the Company acknowledges that a holder of record of Capital Securities of the National Commerce Trust that purchased the applicable series of Debt Securities may directly institute a proceeding against the Company for enforcement of payment to such holder directly of the principal of (or premium, if any) or interest on the applicable series of Debt Securities having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified in the applicable series of Debt Securities.

                                  ARTICLE XIV

                   REDEMPTION OF SECURITIES -- MANDATORY AND
                             OPTIONAL SINKING FUND

                 SECTION 14.01.  Applicability of Article.

                 The provisions of this Article shall be applicable to the Debt Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 2.03 for Debt Securities of such series.

                 SECTION 14.02. Notice of Redemption; Selection of Debt Securities.

                 In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debt Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debt Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Debt Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

                 Each such notice of redemption shall specify the CUSIP number of the Debt Securities to be redeemed, the date fixed for redemption, the redemption price at which Debt Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debt Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Debt Securities of that series to be redeemed. In case any Debt Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

                 On or prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Debt Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

                 If all, or less than all, the Debt Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 45 nor more than 60 days, respectively, prior to the redemption date as to the aggregate principal amount of Debt Securities of that series to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities of that series or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Debt Security) to be redeemed.

                 SECTION 14.03.  Payment of Debt Securities Called for
Redemption.

                 If notice of redemption has been given as provided in Section
14.02 or Section 14.04, the Debt Securities or portions of Debt Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debt Securities at the redemption price, together with interest accrued to said date) interest on the Debt Securities or portions of Debt Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, the said Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

                 Upon presentation of any Debt Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debt Security or Debt Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Debt Security so presented.

                 SECTION 14.04.  Mandatory and Optional Sinking Fund.

                 The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment." The last date on which any such payment may be made is herein referred to as a "sinking fund payment date."

                 In lieu of making all or any part of any mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Debt Securities of that series theretofore purchased by the Company and (b) may apply as a credit Debt Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Debt Securities have not been previously so credited. Each such Debt Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Debt Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Company intends so to deliver or credit such Debt Securities with respect to any mandatory sinking fund payment it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Debt Securities and the basis for such credit and stating that such Debt Securities have not been previously so credited and (b) any Debt Securities to be so delivered. All Debt Securities so delivered to the Trustee shall be canceled by the Trustee and no Debt Securities shall be authenticated in lieu thereof. If the Company fails to deliver such certificate and Debt Securities at or before the time provided above, the Company shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Debt Securities.

                 At its option the Company may pay into the sinking fund for the retirement of Debt Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Debt Securities. If the Company intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series a certificate signed by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company stating that the Company intends to exercise such optional right and specifying the amount which the Company intends to pay on such sinking fund payment date. If the Company fails to deliver such certificate at or before the time provided above, the Company shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

                 If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Debt Securities of any particular series, it shall be applied by the Trustee or one or more paying agents on the next succeeding sinking fund payment date to the redemption of Debt Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 14.02, for redemption on such sinking fund payment date a sufficient principal amount of Debt Securities of such series to absorb said cash, as nearly as may be, and the Trustee shall, at the expense and in the name of the Company, thereupon cause notice of redemption of Debt Securities of such series to be given in substantially the manner and with the effect provided in Sections 14.02 and 14.03 for the redemption of Debt Securities of that series in part at the option of the Company, except that the notice of redemption shall also state that the Debt Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee or any paying agent to the redemption of Debt Securities of that series shall be added to the next cash sinking fund payment received by the Trustee or such paying agent and, together with such payment, shall be applied in accordance with the provisions of this Section 14.04. Any and all sinking fund moneys held by the Trustee or any paying agent on the maturity date of the Debt Securities of any particular series, and not held for the payment or redemption of particular Debt Securities of such series, shall be applied by the Trustee or such paying agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Debt Securities of that series at maturity.

                 On or before 10:00 a.m. on each sinking fund payment date, the Company shall pay to the Trustee or to one or more paying agents in cash a sum equal to all interest accrued to the date fixed for redemption on Debt Securities to be redeemed on the next following sinking fund payment date pursuant to this Section.

                 Neither the Trustee nor any paying agent shall redeem any Debt Securities of a series with sinking fund moneys, and the Trustee shall not mail any notice of redemption of Debt Securities for such series by operation of the sinking fund, during the continuance of a default in payment of interest on such Debt Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Debt Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any paying agent shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee or such paying agent for that purpose in accordance with the terms of this Article XIV. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all such Debt Securities; provided, however, that in case such Event of Default or default, shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this Section 14.04.

                                   ARTICLE XV

                        SUBORDINATION OF DEBT SECURITIES

                 SECTION 15.01.  Agreement to Subordinate.

                 The Company covenants and agrees, and each holder of Debt Securities issued hereunder and under any supplemental indenture or by any Board Resolution ("Additional Provisions") by such Securityholder's acceptance thereof likewise covenants and agrees, that all Debt Securities shall be issued subject to the provisions of this Article XV; and each holder of a Debt Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                 The payment by the Company of the principal of, and premium, if any, and interest on all Debt Securities issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred.

                 No provision of this Article XV shall prevent the occurrence of any default or Event of Default hereunder.

                 SECTION 15.02.  Default on Senior Indebtedness.

                 In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Company following any grace period, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption and sinking fund payments) of, or premium, if any, or interest on the Debt Securities.

                 In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.02, such payment shall, subject to
Section 15.06, be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

                 SECTION 15.03.  Liquidation; Dissolution; Bankruptcy.

                 Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company, on account of the principal (and premium, if any) or interest on the Debt Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XV, shall be paid by the Company, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

                 In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

                 For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this
Article XV with respect to the Debt Securities to the payment of all Senior Indebtedness of the Company, that may at the time be outstanding, provided that
(i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article X of this Indenture. Nothing in Section
15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of this Indenture.

                 SECTION 15.04.  Subrogation.

                 Subject to the payment in full of all Senior Indebtedness of the Company, the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Debt Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Debt Securities be deemed to be a payment or distribution by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

                 Nothing contained in this Article XV or elsewhere in this Indenture, any Additional Provisions or in the Debt Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Debt Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debt Securities the principal of (and premium, if any) and interest on the Debt Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debt Securities and creditors of the Company, other than the holders of Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or the holder of any Debt Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, received upon the exercise of any such remedy.

                 Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of
Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.





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



                 SECTION 15.05.  Trustee to Effectuate Subordination.

                 Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

                 SECTION 15.06.  Notice by the Company.

                 The Company shall give prompt written notice to a Responsible Officer of the Trustee at the Principal Office of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debt Securities pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debt Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Trustee at the Principal Office of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 15.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debt Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

                 The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.




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                 SECTION 15.07.  Reliance on Judicial Order or Certificate of
Liquidating Agent.

                 Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of
Article VI of this Indenture, and the Securityholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtednesss of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

                 SECTION 15.08. Rights of the Trustee; Holders of Senior Indebtedness.

                 The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

                 With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of
Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

                 Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

                 SECTION 15.09.  Subordination May Not Be Impaired.

                 No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                 Without in any way limiting the generality of the foregoing paragraph, the





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holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Debt Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company, and any other Person.

                 The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                           NATIONAL COMMERCE BANCORPORATION


                           By
                                --------------------------------
                                Name:
                                Title:


                           THE BANK OF NEW YORK, as Trustee


                           By
                                -------------------------------
                                Name:
                                Title:





75563





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